  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

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Soliciting Material Pursuant to §.240.14a-12

Pharma-Bio Serv, Inc.
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 1, 2021

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”) will be held on Tuesday, June 1, 2021, at 10:00 a.m. local time at the law offices of Akerman LLP at 201 East Last Olas Blvd., Suite 1800, Fort Lauderdale, Florida 33301 for the following purposes:

1.           The election of two (2) directors as Class II directors to serve for a term until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.           The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2021; and

3.           The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on April 21, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2020 is being mailed with this proxy statement.

Due to COVID-19 precautions, if you wish to attend the Annual Meeting in person, you must register in advance by following the instructions in the section titled “Registration for the Annual Meeting” in the enclosed proxy statement.
By order of the Board of Directors,

By: /s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President -
Finance and Administration and Secretary

Dorado, Puerto Rico
May 3, 2021
IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2021

The Company's proxy statement and the 2020 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET VOTING SYSTEM AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD OR BY USE OF THE INTERNET VOTING SYSTEM, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

TABLE OF CONTENTS

PROPOSAL 1: ELECTION OF DIRECTORS	6
PROPOSAL 2: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	12
REPORT OF THE AUDIT COMMITTEE	13
MANAGEMENT	14
EXECUTIVE COMPENSATION	14
BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP MANAGEMENT	16
DELINQUENT SECTION 16(A) REPORTS	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
FINANCIAL STATEMENTS	18
OTHER MATTERS	18

PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on June 1, 2021

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2021 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Tuesday, June 1, 2021, at 10:00 a.m. local time at the law offices of Akerman LLP at 201 East Last Olas Blvd., Suite 1800, Fort Lauderdale, Florida 33301. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about May 3, 2021. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the “Company,” “we,” “our” or “us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)            The election of two directors as Class II directors to serve for a term until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”);

(2)           The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2021; and

(3)           The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company's common stock at the close of business on April 21, 2021, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 23,029,215 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 – Election of Directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote on Proposal 1. A broker non-vote or an abstention will have no effect on Proposal 1.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 – the Election of Directors Proposal and “FOR” Proposal 2 – the Auditor Ratification Proposal. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this proxy statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company's principal executive offices at #6 Road 696 Dorado, Puerto Rico, 00646 or a later dated proxy that is received in sufficient time by the Company prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

Attendance and Voting at the Annual Meeting

Due to COVID-19 precuations, if you wish to attend the Annual Meeting in person, you must register in advance by following the instructions below under the section titled “Registration for the Annual Meeting.” If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to the Annual Meeting, please visit Akerman LLP’s website at https://www.akerman.com/en/firm/offices/fort-lauderdale.html

Registration for the Annual Meeting

If you wish to attend the Annual Meeting in person, you must register in advance. Please email 2021annualmeeting@akerman.com no later than Thursday, May 27, 2021 at Noon ET. When contacting us, please provide us your name, the name under which you hold common stock of record or evidence of your beneficial ownership of common stock. As noted above, if you own common stock in street name you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares in order to vote your shares at the Annual Meeting. On the day of the Annual Meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of four (4) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

At the 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation, which phased-in the classification of our Board of Directors which began at the 2013 Annual Meeting of Stockholders. Pursuant to this amendment, the director initially elected in Class I stood for election at the 2014 Annual Meeting of Stockholders for a term expiring at the 2017 Annual Meeting of Stockholders. The directors initially elected in Class II stood for election at the 2015 Annual Meeting of Stockholders for a term expiring at the 2018 Annual Meeting of Stockholders and the directors initially elected in Class III stood for election at the 2016 Annual Meeting of Stockholders for a term expiring at the 2019 Annual Meeting of stockholders.  At this Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Our Class I director is Irving Wiesen; our Class II directors are Kirk Michel and Dov Perlysky; and our Class III director is Howard Spindel.

Our Board of Directors is recommending that Kirk Michel and Dov Perlysky, our Class II directors, be re-elected to serve for a term until the 2024 Annual Meeting of Stockholders or until his successor is duly elected and qualified.  If Messrs. Michel and Perlysky become unavailable for any reason, a situation which is not anticipated, substitute nominees may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

The following table sets forth certain information concerning the nominees for director and each of the other members of the Board of Directors:

Name	Age	Positions with the Company	Director Since	Year Term Expires and Class
Kirk Michel (1),(2)	65	Chairman of the Board	2006	2021 Class II
Dov Perlysky (2),(3)	58	Director	2004	2021 Class II
Howard Spindel (1),(3)	75	Director	2006	2022 Class III
Irving Wiesen (1),(2),(3)	66	Director	2006	2023 Class I
_______________________
(1)   Member of the Audit Committee and Compensation Committee.
(2)   Member of the Mergers and Acquisition Committee.
(3)   Member of the Nominating and Corporate Governance Committee.

CLASS I - TERM EXPIRING AT 2023 ANNUAL MEETING

Irving Wiesen, a director since January 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. For more than the past ten years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II - TERM EXPIRING AT 2021 ANNUAL MEETING

Kirk Michel, a director since January 2006 and Chairman of the Board since January 2021, is the founder and a managing director of KEMA Advisors, Inc. (KEMA). Founded in 2000, KEMA is a boutique investment banking firm located in Hillsborough, North Carolina. KEMA provides corporate finance advisory services to middle market companies and governmental agencies. Prior to KEMA, from 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC, which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree in Finance and Accounting from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as an investment banker has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC, a private investment firm since 2000. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. Mr. Perlysky is currently a director of Enzo Biochem, Inc., a growth-oriented life sciences and clinical laboratory company listed on the New York Stock Exchange, and was a Director of Highlands Bancorp, Inc., a New Jersey community bank until its sale to Lakeland Bank in 2019, and was a director of Engex, Inc., a closed end investment company until its dissolution in 2018. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history, as the former president of the Company from 2004 to 2006, and tremendous knowledge of our business and the pharmaceutical industry, to the Board.

CLASS III - TERM EXPIRING AT 2022 ANNUAL MEETING

Howard Spindel, a director since January 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Oak Tree Educational Partners, Inc., a training company, and was a director of Engex, Inc., a closed end investment company until its dissolution in 2018. Mr. Spindel received a B.S (Accounting) degree from Hunter College and is a retired Certified Public Accountant. Mr. Spindel is a member of the American Institute of Certified Public Accountants and of the New York State Society of Certified Public Accountants.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Family Relationships

There are no family relationships among our executive officers and directors.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors recommends a vote “FOR” the nominee listed above.

Director Compensation

Effective January 1, 2014, the Compensation Committee of the Board approved the following compensation to our independent directors (i) a $10,000 quarterly retainer fee and (ii) an automatic annual stock option grant of 20,000 shares to be granted on the tenth day of January each year. Also, each independent director received an option to purchase 25,000 shares of the Company's common stock on the date of his first election.

The following table summarizes the compensation earned and paid to our directors for the year ended October 31, 2020.

Name	Fees Earned (1)	OptionAwards (2)(3)	All Other Compensation	Total
Elizabeth Plaza (4)	$-	$-	$539,548(5)	$539,548(5)
Kirk Michel	$40,000	$8,305	$-	$48,305
Dov Perlysky	$40,000	$8,305	$-	$48,305
Howard Spindel	$40,000	$8,305	$-	$48,305
Irving Wiesen	$40,000	$8,305	$-	$48,305
____________________
(1) During the fiscal year ended October 31, 2020, all members of the Board of Directors individually earned and were paid fees of $40,000 each, except for Elizabeth Plaza.
(2) Amounts shown do not reflect compensation received by the directors. Instead, the amounts shown reflect the grant date fair value of options granted to the directors determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards are set forth under Note J – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2020 included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2020.
(3) The options grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50% 18 months from the date of grant.
(4) Ms. Plaza resigned as a director on January 7, 2021.
(5) Represents payments made to Strategic Consultants International, LLC, a company affiliated with Elizabeth Plaza, in regards to consulting fees, incentive fee and company car lease payments in the amount of $404,400, $120,000, and $15,148, respectively. The incentive fee was paid during February 2021. For additional information regarding these fees, see Related Party Transactions below.

As of October 31, 2020, each of the below named directors held the following number of options to purchase shares of common stock:

		OPTIONS GRANTED TO
Grant Date	Exercise Price	H. Spindel	K. Michel	I. Wiesen	D. Perlysky
1/10/2016	$0.95	20,000	20,000	20,000	20,000
1/10/2017	$0.91	20,000	20,000	20,000	20,000
1/10/2018	$0.52	20,000	-	20,000	10,000
1/10/2019	$1.00	20,000	20,000	20,000	20,000
1/10/2020	$0.76	20,000	20,000	20,000	20,000

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2020 (“fiscal 2020”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2020, the Board of Directors held ten meetings, and took one action by written consent. During fiscal 2020, all directors attended at least 75% of all Board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company's annual meeting. Dov Perlysky and Elizabeth Plaza attended the 2020 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company's securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted a Code of Ethics that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website, www.pharmabioserv.com. Our website is not part of this proxy statement.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at Pharma-Bio Serv, Inc. Kirk Michel serves as our Chairman and Victor Sanchez serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management. Also, this structure allows Mr. Michel the opportunity to focus on the Company's strategic expansion into new markets and mergers and acquisition activities.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company's size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by all of its current directors qualifying as an independent director.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company's internal controls. The Audit Committee met four times during fiscal 2020, and took one action by written consent.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee's charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the President and Chief Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the President and Chief Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation for fiscal 2020.  The Compensation Committee met four times during fiscal 2020 and took two actions by written consent. A copy of the Compensation Committee's charter is located on our website at www.pharmabioserv.com.

Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Chairman, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Irving Wiesen, Chairman, Dov Perlysky and Howard Spindel. We have not adopted a written charter for this committee at the present time. If the Nominating and Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating and Corporate Governance Committee considers candidates from a variety of sources. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating and Corporate Governance Committee may deem appropriate in connection with the consideration of candidates. While the Nominating and Corporate Governance Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

              Recommendations by the Nominating and Corporate Governance Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company's securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating and Corporate Governance Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests. The Nominating and Corporate Governance Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating and Corporate Governance Committee considers candidates for Board membership, including those suggested by stockholders applying the same criteria to all candidates. The Nominating and Corporate Governance Committee took one action by written consent and held no meetings during fiscal 2020.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Mr. Lasanta will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is directed to a director.

 Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

●
in the case of an annual meeting, not less than 120 calendar days prior to the anniversary date of the Company's release of the proxy statement to shareholders in connection with the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●
in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder's notice to the secretary must set forth:

●
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act”), and the rules and regulations of the SEC thereunder; and

●
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2022 Annual Meeting should provide the information required not later than January 3, 2022.

PROPOSAL 2: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee's selection of Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) ("Crowe") as our independent certified public accountants for the year ending October 31, 2021. If the stockholders do not ratify the appointment of Crowe, the selection of  our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Crowe as our independent public accountants on September 25, 2006. Crowe audited the Company's consolidated financial statements for the fiscal years ended October 31, 2020 and 2019, which are included in our Annual Report for the year ended October 31, 2020.  Representatives of Crowe are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Description of services:	Fiscal 2020	Fiscal 2019
Audit	$50,165	$47,775
Audit-related fees	29,885	28,700
Tax fees	-	7,368
All other services	6,000	6,000
Total Fees	$86,050	$89,843

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. Tax fees are attributable to international tax compliance services. All other fees are primarily attributable to retirement plan compliance audit services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Crowe and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Crowe during Fiscal 2020 and 2019.

The Audit Committee has considered the nature and amount of the fees billed by Crowe, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Crowe's independence.

Vote Required and Recommendation

The proposal to approve the selection of Crowe as our independent accountant for the fiscal year ending October 31, 2021 requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) ("Crowe") as our independent public accountants to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1)           The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2)           The Audit Committee has discussed with Crowe, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

3)           The Audit Committee has also received the written disclosures and the letter from Crowe required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Crowe with that firm.

4)           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2020, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Victor Sanchez	50	Chief Executive Officer, President and President of European Operations
Pedro J. Lasanta	61	Chief Financial Officer, Vice President - Finance and Administration and Secretary

Victor Sanchez has served as our Chief Executive Officer and President since January 1, 2015 and as the President of the European Operations of the Company since January 2011. Prior to joining the Company, he served as Operations Manager in the LOCM and OSD divisions of Merck Sharp & Dohme ("MSD"), a pharmaceutical company, in Madrid, Spain from April 2010 to January 2011 and as Operations Manager of the LOCM division of Schering-Plough S.A., a pharmaceutical company, in Madrid, Spain, from September 2004 to April 2010. He served as Quality Control Validations Manager for Schering-Plough Products, LLC, a pharmaceutical company ("Schering-Plough"), in Puerto Rico from December 2000 to August 2004 and as Quality Control Laboratory Supervisor of Schering-Plough from April 1996 to December 2000. Mr. Sanchez holds a Bachelor of Science in Chemistry, summa cum laude, and a M.B.A. in Industrial Management, cum laude, from the Interamerican University of Puerto Rico. He holds a Post Graduate Diploma in Pharmaceutical Validation Technology from the Dublin Institute of Technology, Ireland. Mr. Sanchez is a chemist licensed by the Puerto Rico State Department and a member of the American Chemical Society, the Parenteral Drug Association, the Regulatory Affairs Professional Society, and the International Society for Pharmaceutical Engineers.

Pedro J. Lasanta has served as our Chief Financial Officer and Vice President - Finance and Administration since November 2007, and our Secretary since December 1, 2014. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico. Mr. Lasanta is a Certified Public Accountant. In 2012, he was awarded the Puerto Rico Manufacturers Association (North Region) Service Manager of the Year. Mr. Lasanta has served as a Member of the Puerto Rico District Export Council for the U.S. Department of Commerce since January 2014.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2020 and 2019 (the "Named Executive Officers").
Name and Principal Position	Fiscal Year	Salary	Bonus		Option Awards ($)(1)	All Other Compensation		Total
Victor Sanchez	2020	$220,000	$50,600	(2)	$-	$14,950	(4)	$285,550
President and Chief Executive Officer	2019	$220,000	$600	(3)	$-	$14,950	(4)	$235,550

Pedro Lasanta,	2020	$175,000	$25,600	(5)	$-	$-		$200,600
Chief Financial Officer, Vice President-Finance and Administration and Secretary	2019	$160,577	$25,600	(6)	$48,422	$-		$234,599

(1)  Amounts shown do not reflect compensation received by the executive officers. Instead, the amounts shown reflect the grant date fair value of options granted to the executive officers determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards are set forth under Note J – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2020 included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2020.
(2)  Represents bonus for services in fiscal 2020, which were paid in October 2020, and a statutory holiday bonus of $600 paid in December 2020.
(3)  Represents a statutory holiday bonus of $600 paid in December 2019.
(4)  Represents health insurance plan expenses incurred pursuant to Mr. Sanchez's employment agreement.
(5)  Represents bonus for services in fiscal 2020, which were paid in October 2020, and a statutory holiday bonus of $600 paid in December 2020.
(6)  Represents bonus for services in fiscal 2019, which were paid in November 2019, and a statutory holiday bonus of $600 paid in December 2019.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Victor Sanchez	-	-	-	-	-	$-	-	-
Pedro Lasanta	33,000	66,700(1)	$0.88	Oct. 4, 2024	-	$-	-	-
________________
 (1) Represents options to purchase 100,000 shares of common stock which were granted on October 4, 2019. These options vest in three equal annual installments beginning on October 4, 2020.

Employment Agreements and Consulting Agreement

Victor Sanchez – Employment Agreement

We entered into an Employment Agreement with Victor Sanchez, the President, Chief Executive Officer and President of Europe Operations of the Company, dated January 1, 2015 (the "Sanchez Employment Agreement"). Pursuant to the Sanchez Employment Agreement, Mr. Sanchez is entitled to receive an annual base salary of $220,000 and such discretionary bonus, stock options and other equity-based incentives as determined by the Compensation Committee of the Company. Also, Mr. Sanchez is entitled to receive benefits provided to all other executive officers of the Company. Effective November 2, 2020, Mr. Sanchez's salary was increased to $231,000.

Also, pursuant to the Sanchez Employment Agreement, if the Company terminates the Sanchez Employment Agreement and Mr. Sanchez's employment other than for death, disability or cause, the Company shall (1) pay to Mr. Sanchez within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the "Wrongful Discharge Act" ("Ley de Despido Injustificado"), whichever amount is higher; (b) any bonuses that he may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by him will become vested and exercisable for a three month period following the termination. Also, pursuant to the Sanchez Employment Agreement, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Sanchez will become vested and exercisable immediately prior to such event. If the Sanchez Employment Agreement is terminated for death, disability or cause, no additional compensation will be payable subsequent to the date of such termination. The Sanchez Employment Agreement also includes standard provisions relating to non-competition, non-solicitation and confidentiality.

Pedro Lasanta – Employment Agreement

We entered into an employment agreement with Pedro Lasanta, our Chief Financial Officer, dated November 5, 2007, as amended (the “Lasanta Employment Agreement”). Pursuant to the Lasanta Employment Agreement, Mr. Lasanta is entitled to receive an annual base salary of $175,000 and such discretionary bonus, stock options and other equity-based incentives as determined by the Compensation Committee of the Company.

Also, pursuant to the Lasanta Employment Agreement, if the Company terminates the employment agreement of Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the "Wrongful Discharge Act" ("Ley de Despido Injustificado"), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination. Also, pursuant to the Lasanta Employment Agreement, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Lasanta will become vested and exercisable immediately prior to such event. If the Lasanta Employment Agreement is terminated for death, disability or cause, no additional compensation will be payable subsequent to the date of such termination. The Lasanta Employment Agreement also includes standard provisions relating to non-competition, non-solicitation and confidentiality.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of April 21, 2021 by:

●
each director;
●
each Named Executive Officer named in the summary compensation table;
●
each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
●
all directors and executive officers as a group.

As of April 21, 2021 , the Company had 23,029,215 shares of common stock outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at April 21, 2021	Percentage
Directors and Executive Officers
Dov Perlysky(1)	2,034,352	8.8%
Kirk Michel(2)	423,412	1.8%
Howard Spindel(3)	102,207	*
Irving Wiesen(4)	102,102	*
Victor Sanchez(5)	10,224	*
Pedro Lasanta(6)	127,852	*
All Directors and Executive Officers as a group
(six persons)(7)	2,800,149	12.0%
5% or Greater Stockholders
Elizabeth Plaza(8)	3,869,241	16.8%
Venturetek, L.P.(9)	3,132,932	13.6%
Ramon Luis Dominguez Thomas (10)	2,060,060	8.9%
Addison McKinley Levi III (11)	2,050,059	8.9%
Adam Hirsh (12)	1,172,179	5.1%
___________________
* Less than 1%.

(1)  The shares of common stock beneficially owned by Mr. Perlysky include (i) 37,007 shares directly owned, (ii) 1,164,554 shares of common stock owned by Krovim, LLC, (iii) 772,791 shares owned by LDP Family Partnership and (iv) 60,000 shares of common stock issuable upon exercise of options, which are exercisable as April 21, 2021.

(2)  The shares of common stock beneficially owned by Mr. Michel consist of (i) 32,706 shares directly owned, (ii) 50,000 shares of common stock issuable upon exercise of options, which are exercisable as of April 21, 2021, and (iii) 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(3)  The shares of common stock owned by Mr. Spindel represent 32,207 shares owned by his spouse and 70,000 shares issuable upon exercise of options, which are exercisable as of April 21, 2021. Mr. Spindel disclaims beneficial ownership of the shares held by his spouse.

(4)  The shares of common stock owned by Mr. Wiesen represent 32,102 shares directly owned and 70,000 shares issuable upon exercise of options, which are exercisable as of April 21, 2021.

(5)  The shares of common stock owned by Mr. Sanchez represent 10,224 shares directly owned.

(6)  The shares of common stock owned by Mr. Lasanta represent 94,552 shares directly owned and 33,300 shares issuable upon exercise of options, which are exercisable as of April 21, 2021.

(7)  Includes 283,300 shares issuable upon the exercise of options, which are exercisable as of April 21, 2021.

(8)  This information was obtained from a Form 4 filed by Elizabeth Plaza on March 22, 2021. The postal address stated on Ms. Plaza’s Form 4 is Calle Marginal Costa de Oro C-3, Suite 2, Dorado, Puerto Rico 00646.

(9)  This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. ("Venturetek") on September 6, 2011. Does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut is the manager of TaurusMax LLC, which is the general partner of Venturetek. The postal address stated on Venturetek, L.P.'s Schedule 13D/A is 150 East 42nd Street, New York, NY 10017.

(10)  This information was obtained from a Schedule 13D filed by Ramon Luis Dominguez Thomas on March 27, 2014. The postal address stated on Mr. Dominguez Thomas' Schedule 13D is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

(11)  This information was obtained from a Schedule 13D filed by Addison McKinley Levi III on March 27, 2014. The postal address stated on Mr. Levi's Schedule 13D is 6414 Stanton Drive, Apartment #208, Charlotte, North Carolina 28216.

(12)  This information was obtained from a Schedule 13G filed by Adam Hirsh on October 15, 2019. The postal address stated on Mr. Hirsh's Schedule 13G is 1021 Saturn Court, Incline Village, Nevada 89451.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In July 2016, we renegotiated a lease agreement, effective as of January 1, 2016, for our offices and laboratory testing facilities in Dorado, Puerto Rico with Plaza Professional Center, Inc., a company controlled by Elizabeth Plaza, our former Chairman. The renegotiated lease incorporates additional space for the laboratory testing facility expansion. The lease agreement is for a five-year term, with a renewal option of five years, and monthly rental payments of $30,316 for the term of the lease agreement and renewal option. The lease agreement also requires the payment of utilities, property taxes, insurance and expenses incurred by the landlord in connection with the maintenance of common areas. On January 1, 2019, a second amendment to the lease agreement was made to add a small storage area, increasing the monthly rental payments by $1,088. As part of the Laboratory Assets transaction (see Note B in our audited financial statements for the fiscal year ended October 31, 2020), this lease was amended to (i) allow the Company to sublease to the Laboratory Assets purchaser (the “Subtenant”) the laboratory leased space area, and (ii) if Subtenant defaults under the Sublease or terminates the Sublease, the Company shall have the option to either (a) terminate the Sublease and re-occupy the Subleased Premises pursuant to the terms of the Lease, or (b) modify the Lease to terminate the Lease for the portion of the Premises that is the Subleased Premises only, without penalty. The Sublease calls for monthly rental payments of $17,950 each, with an initial term commencing on September 17, 2018 through December 31, 2019, a one-year automatic renewal option, followed by a second automatic renewal option of five years. The Sublease has a 5% annual rent increase beginning on the second lease year and thereafter until the expiration of the Sublease initial term or the first renewal option. No rent increase will apply to the five-year term renewal option. In September 2020, Subtenant exercised the second renewal option for the additional five-year term. In September 2020, the Company's lease renewal option was exercised for an additional five-year term. During the years ended October 31, 2020 and October 31, 2019, we made rental payments for approximately $387,000 and $375,000 to Plaza Professional Center, Inc. in connection with the lease of these facilities.

On December 31, 2013, we entered into a Consulting Agreement with Strategic Consultants International, LLC (the “Consultant”), a company affiliated with Elizabeth Plaza, our former Chairman, and Ms. Plaza, effective as of January 1, 2014. Pursuant to the Consulting Agreement, as amended, the Consultant provided consulting services for the Board regarding the Company’s strategic initiatives, company services, management, operations and other matters as may have been requested from time to time by the Board. The former Chairman received the use of a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company. The Consulting Agreement also included standard provisions relating to non-competition, confidentiality, non-transferability and non-disparagement. On December 27, 2019, the Company extended the Consulting Agreement for an additional year to December 31, 2020 and the compensation structure remained unchanged. Pursuant to the Consulting Agreement the Company compensated the Consultant a monthly retainer of $33,700 during the extension term. In addition, in the event the Company achieved at least eighty percent (80%) of its budget for the year, the Consultant received a payment in the amount of $100,000 (the “Incentive Fee”). If the Company achieves one hundred percent (100%) or more of its budget for the year, the Incentive Fee would be $120,000. The Consulting Agreement ended pursuant to its terms on December 31, 2020. Under the Consulting Agreement we paid the Consultant for the year ended October 31, 2020, consulting fees, an incentive fee and company lease payments in the amount of $404,400, $120,000 and $15,148, respectively. Under the Consulting Agreement we paid the Consultant for the year ended October 31, 2019, consulting fees, an incentive fee and company lease payments in the amount of $404,400, $120,000 and 15,266, respectively.

On November 28, 2014, Pharma-Bio PR entered into an Independent Contractor Agreement with Nelida Plaza, Elizabeth Plaza's sister, pursuant to which Ms. N. Plaza provides independent services with project deliverables as requested by Pharm-Bio PR at a rate ranging from $90 to $125 per hour. During the years ended October 31, 2020 and 2019, Ms. N. Plaza was compensated $198,027 and $206,977, respectively, pursuant to the Independent Contractor Agreement.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended October 31, 2020, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended October 31, 2020 may be obtained without charge by writing to Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or via the internet, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2022 Annual Meeting

Proposals of stockholders intended to be presented at the 2022 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than January 3, 2022 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than January 3, 2022. If notice of any stockholder proposal is received after January 3, 2022, then the notice will be considered untimely and we are not required to present such proposal at the 2022 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2022 Annual Meeting may exercise discretionary voting power with respect to such proposal.

 A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

0

PHARMA-BIO SERV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Sanchez and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2021 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company"), to be held at 10:00 a.m. local time, on Tuesday, June 1, 2021, at the law offices of Akerman LLP at 201 East Las Olas Blvd., Suite 1800, Fort Lauderdale Florida 33301, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side)

1.1

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

June 1, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000001000 9 060121

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class II directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Kirk Michel
○ Dov Perlysky

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated May 3, 2021.

The shares represented by this proxy will be voted on Proposals 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 and 2.

Pre-registration is required to attend the Annual Meeting. Please follow the instructions in the Proxy Statement, dated May 3, 2021, for pre-registration.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

June 1, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.1

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230000000000001000 9 060121

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class II directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Kirk Michel
○ Dov Perlysky

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated May 3, 2021.

The shares represented by this proxy will be voted on Proposals 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 and 2.

Pre-registration is required to attend the Annual Meeting. Please follow the instructions in the Proxy Statement, dated May 3, 2021, for pre-registration.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.